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                                  Exhibit 23.2
                       Consent of Shefsky & Froelich Ltd.
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                       CONSENT OF SHEFSKY & FROELICH LTD.


         Shefsky & Froelich Ltd. hereby consents to the reference of our name under the heading "Legal Matters" in this Prospectus constituting a part of this Registration Statement on Form S-11.



                                                 SHEFSKY & FROELICH LTD.

                                                 /s/ Shefsky & Froelich Ltd.





Chicago, Illinois
January 29, 1998